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Prospectus Supplement

Retirement Annuity Mutual Funds S-6466 P (10/98)
Retirement Annuity Mutual Funds -Symphony S-6550 H (10/98)

July 1, 1999*
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SHAREHOLDER MEETINGS

At the recent regular meetings, shareholders of the American Express(R) Variable Portfolio Funds (formerly the Retirement Annuity Mutual Funds and referred to in this supplement as the "Funds," or individually as the "Fund") approved the following proposals:

1. Change the Fund Name from IDS Life to AXP. Shareholders of all Funds approved the name change from IDS Life to AXP. AXP is an abbreviated form of the name of the Funds' investment manager, American Express Financial Corporation (AEFC). The Funds also added the words "Variable Portfolio" to their name. For example, IDS Life Capital Resource Fund changed to AXP Variable Portfolio Capital
Resource Fund. In addition, some Funds changed their names to reflect similarities with the retail funds with the same investment objectives, as shown in the following table.

                                   Fund Names
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                  Current Name                                          Proposed Name
------------------------------------------------- -----------------------------------------------------------
------------------------------------------------- -----------------------------------------------------------
IDS Life Investment Series, Inc.                  AXPSM Variable Portfolio - Investment Series, Inc.
    -IDS Life Aggressive Growth Fund                  -AXPSM Variable Portfolio - Strategy Aggressive Fund
                                                      -AXPSM Variable Portfolio - Capital Resource Fund
    -IDS Life Capital Resource Fund                   -AXPSM Variable Portfolio - New Dimensions Fund
                                                      -AXPSM Variable Portfolio - International Fund
    -IDS Life Growth Dimensions Fund

    -IDS Life International Equity Fund
------------------------------------------------- -----------------------------------------------------------
------------------------------------------------- -----------------------------------------------------------
IDS Life Managed Fund, Inc.                       AXPSM Variable Portfolio - Managed Series, Inc.
    -IDS Life Managed Fund                            -AXPSM Variable Portfolio - Managed Fund
------------------------------------------------- -----------------------------------------------------------
------------------------------------------------- -----------------------------------------------------------
IDS Life Moneyshare Fund, Inc.                    AXPSM Variable Portfolio - Money Market Series, Inc.
                                                      -AXPSM Variable Portfolio - Cash Management Fund
    -IDS Life Moneyshare Fund
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------------------------------------------------- -----------------------------------------------------------
IDS Life Special Income Fund, Inc.                AXPSM Variable Portfolio - Income Series, Inc.
    -IDS Life Global Yield Fund                       -AXPSM Variable Portfolio - Global Bond Fund
    -IDS Life Income Advantage Fund                   -AXPSM Variable Portfolio - Extra Income Fund
    -IDS Life Special Income Fund                     -AXPSM Variable Portfolio - Bond Fund
------------------------------------------------- -----------------------------------------------------------

Where the Fund has changed its name, the Fund will have certain characteristics of the retail fund. After a transition period, which will vary by Fund, the Fund will have substantially the same investment policies, goals and objectives as the retail fund. In addition, the Fund will be managed by the same portfolio manager and will have substantially similar strategies, techniques and characteristics as the retail fund. However, the Fund is not the same as the retail fund. The Fund will have its own portfolio holdings and its own fees and operating expenses. Therefore, the performance of the Fund will likely be greater or less than the performance of the retail fund.

2. New Distribution Plan. Fund shareholders approved a new distribution plan (also known as a 12b-1 plan) of 0.125% of average daily net assets that will provide additional services and education.

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Expenses covered under this plan include sales commissions;  business,  employee and financial advisor expenses charged to distribution of shares; and overhead appropriately allocated to the sale of shares. These expenses also include costs of providing personal service to shareholders. A substantial portion of the costs are not specifically identified to any one of the Funds.

The plan must be approved annually by the board, including a majority of the disinterested board members, if it is to continue for more than a year. At least quarterly, the board must review written reports concerning the amounts expended under the plan and the purposes for which such expenditures were made. The plan and any agreement related to it may be terminated at any time by vote of a majority of board members who are not interested persons of the Fund and have no direct or indirect financial interest in the operation of the plan or in any agreement related to the plan, or by vote of a majority of the outstanding voting securities of the Fund or by IDS Life. The plan (or any agreement related to it) will terminate in the event of its assignment, as that term is defined in the Investment Company Act of 1940. The plan may not be amended to increase the amount to be spent for distribution without shareholder approval, and all material amendments to the plan must be approved by a majority of the board members, including a majority of the board members who are not interested persons of the Fund and who do not have a financial interest in the operation of the plan or any agreement related to it. The selection and nomination of disinterested board members is the responsibility of the other disinterested board members. No board member who is not an interested person has any direct or indirect financial interest in the operation of the plan or any related agreement.

3. Fundamental Policies. Shareholders voted to eliminate or modify a number of policies including those regarding potential conflicts of interest; issuing senior securities; investing in other investment companies; investing in exploration or development programs; and investing for purposes of exercising control or management.


S-6235 A (7/99)
*Destroy -next prospectus update